EXHIBIT  32
                           CERTIFICATION  PURSUANT  TO
                           18  U.S.C.  SECTION  1350,
                            AS  ADOPTED  PURSUANT  TO
              SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the registrant certifies, to the best of his knowledge, that the registrant's Quarterly Report on Form 10-QSB for the period ended March 31, 2004 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: May 17, 2004

Amanasu  Environment  Corporation

/s/ Atsushi Maki
Atsushi  Maki
President  and  Principle  Accounting  Officer